UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 17, 2003

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                    1-13408                 56-1362926
  (State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 12.  Results of Operations and Financial Conditions

On October 17, 2003, Digital Recorders, Inc. (the "Company") issued a press release clarifying statements included in a prior press release and Form 8-K dated October 16, 2003 relating to the Company's preliminary third quarter 2003 revenues and outlook for fiscal year 2003. A copy of the Company's October 17, 2003 press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DIGITAL RECORDERS, INC.

Date: October 17, 2003     By: /s/ DAVID L. TURNEY
                               ------------------------------------------------
                               David L. Turney
                               Chairman, Chief Executive Officer and President




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                                  Exhibit 99.1

                      Press Release Dated October 17, 2003